UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2018

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2018

II	Western Asset High Income Fund II Inc.

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended October 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s second reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on October 31, 2018, the unemployment rate was 3.7%, versus 3.8% when the period began. October 2018’s reading equaled the lowest unemployment rate since 1969. However, the percentage of longer-term unemployed rose during the reporting period. In October 2018, 22.5% of Americans looking for a job had been out of work for more than six months, versus 19.4% when the period began.

Western Asset High Income Fund II Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept the federal funds rateiii on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended October 31, 2018. The yield for the two-year Treasury note began the reporting period at 2.49% and ended the period at 2.87%. The low for the period of 2.32% took place on May 29, 2018 and the peak for the period of 2.92% occurred on October 19 and 22, 2018. The yield for the ten-year Treasury began the reporting period at 2.95% and ended the period at 3.15%. The low for the period of 2.77% took place on May 29, 2018 and the high for the period of 3.23% took place on October 5, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -0.19% during the six-month reporting period ended October 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned 1.14% for the six months ended October 31, 2018. The high-yield market posted positive returns over four of the six months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -2.47% during the six months ended October 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a rising U.S. dollar.

IV	Western Asset High Income Fund II Inc.

Performance review

For the six months ended October 31, 2018, Western Asset High Income Fund II Inc. returned -0.67% based on its net asset value (“NAV”)vii and -3.13% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 1.14% and -2.47%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 0.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.27 per share. As of October 31, 2018, the Fund estimates that 94% of the distributions were sourced from net investment income and 6% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2018 (unaudited)
Price Per Share	6-Month Total Return**
$7.07 (NAV)	-0.67	%†
$6.08 (Market Price)	-3.13	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset High Income Fund II Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2018

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset High Income Fund II Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2018 and April 30, 2018 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2018

Total Spread Duration
HIX	— 5.72 years
Benchmark	— 4.46 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2018

Total Effective Duration
HIX	— 5.83 years
Benchmark	— 4.55 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 99.1%
Communication Services — 22.6%
Diversified Telecommunication Services — 3.0%
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,460,000	$1,476,425	(a)(b)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,660,000	2,789,675	(a)(b)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	2,660,000	2,517,025	(a)(b)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	700,000	682,850	(a)
Windstream Services LLC/Windstream Finance Corp., Senior Notes	10.500%	6/30/24	13,439,000	10,952,785	(a)(b)
Total Diversified Telecommunication Services				18,418,760
Interactive Media & Services — 0.6%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	1,219,725	(b)
Match Group Inc., Senior Notes	5.000%	12/15/27	2,340,000	2,240,550	(a)(b)
Total Interactive Media & Services				3,460,275
Media — 11.8%
Altice France SA, Senior Secured Notes	6.250%	5/15/24	2,190,000	2,107,875	(a)(b)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	5,890,000	5,659,937	(a)(b)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	9,260,000	9,190,550	(a)(b)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	14,420,000	13,482,700	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,850,000	1,745,938	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	1,100,000	1,083,500	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	8,060,000	7,531,062	(a)(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	4,830,000	4,123,612	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	14,859,000	13,354,526	(b)
Time Warner Cable LLC, Senior Secured Notes	8.750%	2/14/19	2,410,000	2,447,372	(b)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	4,410,000	4,090,275	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,850,000	3,778,967	(a)(b)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.250%	1/15/26	2,530,000	2,368,713	(a)(b)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	540,000	510,300	(a)
Total Media				71,475,327
Wireless Telecommunication Services — 7.2%
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000	436,160	(a)(b)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000	2,635,500	(a)(b)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	5,649,000	6,531,656	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,169,750	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	5,661,150	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000	7,223,400	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000	2,386,250	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	5,045,588	(b)

See Notes to Financial Statements.

4	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	$4,609,000	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	117,700	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,900,000	1,952,896	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	327,050	(b)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,732,606	(c)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	700,000	748,657	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,450,995	(a)(b)
Total Wireless Telecommunication Services				44,028,358
Total Communication Services				137,382,720
Consumer Discretionary — 8.2%
Auto Components — 1.0%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	1,383,000	1,192,838	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	2,130,000	2,204,550	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,940,000	2,847,821	(a)(b)
Total Auto Components				6,245,209
Diversified Consumer Services — 1.4%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	2,920,000	2,941,900	(a)(b)
Prime Security Services Borrower LLC /Prime Finance Inc., Senior Notes	9.250%	5/15/23	3,300,000	3,495,360	(a)(b)
Service Corp. International/US, Senior Notes	7.500%	4/1/27	2,090,000	2,306,837	(b)
Total Diversified Consumer Services				8,744,097
Hotels, Restaurants & Leisure — 3.4%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	2,950,000	2,780,375	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/23	2,839,349	2,839,349	(a)(d)(e)(f)
Brinker International Inc., Senior Notes	5.000%	10/1/24	36,000	34,020	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,910,000	1,986,400	(b)
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	640,000	654,400	(a)(b)
Hilton Domestic Operating Co. Inc., Senior Notes	5.125%	5/1/26	2,145,000	2,102,100	(a)(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,803,000	1,951,766	(a)(b)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	1,800,000	1,710,000	(a)(b)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	6,780,000	6,407,100	(a)(b)
Total Hotels, Restaurants & Leisure				20,465,510
Household Durables — 0.8%
Lennar Corp., Senior Notes	5.000%	6/15/27	2,920,000	2,763,050	(b)
TopBuild Corp., Senior Notes	5.625%	5/1/26	2,210,000	2,110,550	(a)(b)
Total Household Durables				4,873,600

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.1%
Hertz Corp., Senior Notes	5.875%	10/15/20	2,520,000	$2,479,050	(b)
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	4,320,000	4,212,000	(a)(b)
Total Specialty Retail				6,691,050
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	190,000	182,875	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	2,950,000	2,809,875	(a)(b)
Total Textiles, Apparel & Luxury Goods				2,992,750
Total Consumer Discretionary				50,012,216
Consumer Staples — 1.6%
Food Products — 0.8%
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,440,000	1,395,000	(a)(b)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	3,695,000	3,362,450	(a)(b)
Total Food Products				4,757,450
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	1,319,025	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,630,000	(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,033,200	(b)
Total Household Products				4,982,225
Total Consumer Staples				9,739,675
Energy — 22.0%
Energy Equipment & Services — 0.9%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,990,000	2,900,300	(a)(b)
Pride International Inc., Senior Notes	7.875%	8/15/40	920,000	828,000	(b)
Transocean Inc., Senior Notes	9.000%	7/15/23	1,020,000	1,072,275	(a)(b)
Transocean Inc., Senior Notes	6.800%	3/15/38	1,035,000	837,056	(b)
Total Energy Equipment & Services				5,637,631
Oil, Gas & Consumable Fuels — 21.1%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	858,195	(b)
Berry Petroleum Co. Escrow	—	—	1,550,000	0	*(d)(e)(g)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	2,316,500	(a)(b)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	190,000	193,800	(a)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	1,120,000	1,156,400	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,557,000	(b)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	935,300	(b)
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	668,500	(b)

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	670,000	$680,050	(b)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	2,610,000	2,600,213	(b)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	4,160,000	4,023,094	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,220,000	3,008,097	(b)
Ecopetrol SA, Senior Notes	4.125%	1/16/25	1,500,000	1,434,375
Ecopetrol SA, Senior Notes	5.375%	6/26/26	7,000,000	7,085,400	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,391,875	(b)
Gazprom OAO Via Gaz Capital SA, Senior Notes	6.510%	3/7/22	2,550,000	2,674,690	(a)(b)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	2,320,000	2,111,200	(b)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.500%	10/1/25	840,000	779,100	(b)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.250%	5/15/26	1,170,000	1,058,850	(b)
KazMunayGas National Co. JSC, Senior Notes	4.750%	4/19/27	3,000,000	2,943,717	(a)(b)
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,950,000	2,398,210	(b)
Lukoil International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,009,247	(a)(b)
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	1,600,000	1,573,581	(a)(b)
Magnum Hunter Resources Corp. Escrow	—	—	8,070,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	5,170,000	5,001,975	(a)(b)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,040,000	2,994,400	(a)(b)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,900,000	2,232,500	(a)(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,270,380	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,555,400	(b)
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	1,070,000	1,052,613	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	773,200
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	4,320,000	4,108,320
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	10,320,000	9,549,612	(b)
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,620,000	6,243,487
Petroleos de Venezuela SA, Senior Notes	6.000%	5/16/24	620,000	109,430	*(c)(h)
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,000,000	988,500	(b)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	2,970,000	2,882,385	(b)
Range Resources Corp., Senior Notes	4.875%	5/15/25	3,255,000	3,027,150	(b)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,529,500	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,562,275	(a)(b)
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	2,790,000	2,807,437	(a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	2,380,000	2,403,800	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.000%	1/15/28	7,910,000	$7,524,387	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,500,000	1,460,625	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	7,530,000	7,097,100	(a)(b)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	340,000	345,100	(b)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,040,000	1,022,002	(b)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,290,606	(b)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	780,000	925,951	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	3,926,809	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000	1,207,763	(b)
YPF SA, Senior Notes	6.950%	7/21/27	4,430,000	3,760,848	(a)
Total Oil, Gas & Consumable Fuels				128,110,949
Total Energy				133,748,580
Financials — 13.6%
Banks — 9.5%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,550,000	2,707,335	(b)(i)(j)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,217,557	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,780,000	6,180,987	(b)
Barclays PLC, Junior Subordinated Notes (8.250% to 12/15/18 then USD 5 year swap rate + 6.705%)	8.250%	12/15/18	800,000	804,716	(b)(i)(j)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,820,000	1,872,325	(a)(b)(i)(j)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000	1,066,625	(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000	3,920,505	(b)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	2,530,000	2,517,982	(b)(i)(j)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000	2,698,481	(a)(b)(i)(j)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	1,710,000	1,778,400	(a)(b)(i)(j)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	3,850,000	3,398,216	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	7,670,000	6,819,060	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Notes (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,390,000	2,407,925	(b)(i)(j)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	2,410,000	2,452,898	(b)(i)(j)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	650,000	718,921	(b)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	3,530,000	4,421,325	(b)(i)(j)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,370,000		$1,443,638	(b)(i)(j)
Santander UK Group Holdings PLC, Junior Subordinated Bonds, (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,640,000	GBP	2,183,364	(b)(c)(i)(j)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5.500% to 2/26/19 then 5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	3,820,000		3,827,117	(c)(j)
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	2,530,000		2,154,161	(a)(b)
Total Banks					57,591,538
Capital Markets — 0.8%
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,152,800	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,712,651	(b)
Total Capital Markets					4,865,451
Consumer Finance — 0.4%
FirstCash Inc., Senior Notes	5.375%	6/1/24	710,000		702,900	(a)(b)
Navient Corp., Senior Notes	6.750%	6/15/26	2,160,000		2,068,200	(b)
Total Consumer Finance					2,771,100
Diversified Financial Services — 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		903,998
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	7/1/22	1,390,000		1,409,193
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	4,320,000		3,261,600	(a)(b)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	2,883,000		2,818,132	(a)(b)
Garfunkelux Holdco 3 SA, Senior Secured Notes	7.500%	8/1/22	1,000,000	EUR	1,106,479	(c)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		314,986
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,343,726	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		801,021	(b)
Nationwide Building Society, Junior Subordinated Notes, (6.875% to 6/20/19 then GBP 5 year Swap Rate + 4.880%)	6.875%	6/20/19	1,140,000	GBP	1,482,434	(b)(c)(i)(j)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	1,700,000		1,708,500	(a)(b)
Total Diversified Financial Services					16,150,069
Insurance — 0.2%
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,336,500	(a)(b)
Total Financials					82,714,658
Health Care — 8.3%
Health Care Providers & Services — 3.8%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	1,740,000		1,572,525	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	4,552,000	$4,768,220	(e)(j)(k)
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000	1,037,850	(b)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000	848,475	(b)
Centene Corp., Senior Notes	4.750%	1/15/25	2,520,000	2,495,329	(b)
DaVita Inc., Senior Notes	5.000%	5/1/25	4,210,000	3,994,237	(b)
HCA Inc., Senior Notes	5.625%	9/1/28	3,040,000	3,017,200	(b)
HCA Inc., Senior Notes	7.500%	11/15/95	2,205,000	2,199,487	(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000	1,111,800	(b)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	1,830,000	1,942,088	(a)(b)
Total Health Care Providers & Services				22,987,211
Pharmaceuticals — 4.5%
Bausch Health Cos. Inc., Senior Notes	7.500%	7/15/21	3,010,000	3,062,675	(a)(b)
Bausch Health Cos. Inc., Senior Notes	5.875%	5/15/23	840,000	804,300	(a)(b)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	5,510,000	5,081,322	(a)(b)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	500,000	523,125	(a)(b)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	740,000	776,771	(a)(b)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	1,280,000	1,097,600	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	350,000	335,523
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	16,774,000	15,653,577
Total Pharmaceuticals				27,334,893
Total Health Care				50,322,104
Industrials — 7.2%
Aerospace & Defense — 0.3%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	1,920,000	1,903,200	(a)(b)
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	754,000	775,678	(a)(b)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,290,000	1,326,055	(a)(b)
Total Air Freight & Logistics				2,101,733
Airlines — 0.7%
Continental Airlines, Inc., Pass-Through Trust	5.983%	4/19/22	3,419,359	3,579,726	(b)(e)
Delta Air Lines, Inc., Pass-Through Trust, Senior Secured Notes	8.021%	8/10/22	699,238	767,862	(b)
Total Airlines				4,347,588
Building Products — 1.3%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	2,840,000	2,598,600	(a)(b)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	5,865,000	5,263,837	(a)(b)
Total Building Products				7,862,437

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.4%
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	230,000	$224,969
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	1,260,000	1,276,997	(b)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	700,000	632,415
Total Commercial Services & Supplies				2,134,381
Construction & Engineering — 0.4%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	2,380,000	2,576,350	(a)(b)
Containers & Packaging — 0.5%
Berry Global Inc., Secured Notes	4.500%	2/15/26	3,350,000	3,140,625	(a)(b)
Electrical Equipment — 0.1%
Resideo Funding, Inc., Senior Notes	6.125%	11/1/26	790,000	796,107	(a)(b)
Machinery — 2.2%
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	8,300,000	7,646,375	(a)(b)
BlueLine Rental Finance Corp./BlueLine Rental LLC	9.250%	3/15/24	2,930,000	3,061,850	(a)(b)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	1,760,000	1,773,200	(a)(b)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	926,000	923,685	(b)
Total Machinery				13,405,110
Marine — 0.5%
Navios Maritime Acquisition Corp. /Navios Acquisition Finance US Inc., Senior Secured Notes	8.125%	11/15/21	3,610,000	3,045,937	(a)(b)
Trading Companies & Distributors — 0.2%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	1,045,000	974,463	(a)(b)
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,355,000	1,219,500	(a)(b)
Total Industrials				43,507,431
Information Technology — 1.6%
Software — 0.8%
CDK Global Inc., Senior Notes	5.875%	6/15/26	2,490,000	2,511,788	(b)
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	2,020,000	2,007,375	(a)(b)
Total Software				4,519,163
Technology Hardware, Storage & Peripherals — 0.8%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	740,000	783,776	(a)(b)
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	1,700,000	1,619,315	(b)
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	850,000	774,106	(b)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	495,000	438,242
Western Digital Corp., Senior Notes	4.750%	2/15/26	1,438,000	1,330,150
Total Technology Hardware, Storage & Peripherals				4,945,589
Total Information Technology				9,464,752

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 10.3%
Chemicals — 0.8%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	$781,375	(b)(c)
Braskem Netherlands Finance BV, Senior Notes	3.500%	1/10/23	600,000	568,320	(c)
Mexichem SAB de CV, Senior Notes	4.000%	10/4/27	2,000,000	1,780,000	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	430,000	428,388	(b)
Valvoline Inc., Senior Notes	4.375%	8/15/25	1,640,000	1,514,950	(b)
Total Chemicals				5,073,033
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,529,541	(a)(b)
Containers & Packaging — 1.7%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	1,495,343	1,443,006	(a)(b)(f)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	7.250%	5/15/24	1,130,000	1,139,887	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	1,550,000	1,457,000	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	961,400	(b)
Pactiv LLC, Senior Notes	8.375%	4/15/27	5,220,000	5,454,900	(b)
Total Containers & Packaging				10,456,193
Metals & Mining — 6.4%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	1,076,100	(a)(b)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,597,000	(a)(b)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	2,416,000	2,416,000	(a)(b)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	592,558	(a)(b)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,013,266	(a)(b)
ArcelorMittal, Senior Notes	7.000%	10/15/39	3,200,000	3,551,226
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,588	(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	1,036,150	(b)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	721,050	(b)
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,870,000	1,965,370	(b)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	844,025	(b)
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	2,220,000	2,064,600	(b)
Freeport-McMoRan Inc., Senior Notes	5.400%	11/14/34	5,120,000	4,505,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,280,000	1,091,200	(b)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	500,000	500,000	(a)(b)
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	2,370,000	2,393,700	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,862,131	32,310	*(a)(l)
Northwest Acquisitions ULC/Dominion Finco Inc., Senior Secured Notes	7.125%	11/1/22	1,000,000	1,009,350	(a)(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Southern Copper Corp., Senior Notes	3.875%	4/23/25	2,000,000	$1,925,771	(b)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,023,250	(a)(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,799,146	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,301,258	(b)
Total Metals & Mining				38,488,518
Paper & Forest Products — 1.1%
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,540,000	2,571,750	(b)
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	1,740,000	1,766,100	(a)(b)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	2,250,000	2,298,375	(a)(b)
Total Paper & Forest Products				6,636,225
Total Materials				62,183,510
Real Estate — 2.0%
Equity Real Estate Investment Trusts (REITs) — 1.7%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	290,000	288,913	(b)
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,440,000	1,396,800	(b)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	670,000	633,988	(b)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	1/15/28	3,230,000	2,886,812	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000	1,060,800	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	2,440,000	2,366,800	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	1,732,000	1,631,890
Total Equity Real Estate Investment Trusts (REITs)				10,266,003
Real Estate Management & Development — 0.3%
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	2,290,000	2,112,525	(a)(b)
Total Real Estate				12,378,528
Utilities — 1.7%
Electric Utilities — 0.6%
Pampa Energia SA, Senior Notes	7.375%	7/21/23	2,680,000	2,488,916	(b)(c)
Red Oak Power LLC, Senior Secured Notes	9.200%	11/30/29	1,170,000	1,327,950	(b)
Total Electric Utilities				3,816,866
Gas Utilities — 0.7%
Suburban Propane Partners LP /Suburban Energy Finance Corp., Senior Notes	5.750%	3/1/25	3,500,000	3,290,000	(b)
Suburban Propane Partners LP /Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	1,350,000	1,238,625	(b)
Total Gas Utilities				4,528,625

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.4%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	2,380,000	$2,106,157	(a)(b)
Total Utilities				10,451,648
Total Corporate Bonds & Notes (Cost — $577,169,057)				601,905,822
Senior Loans — 19.2%
Communication Services — 2.4%
Diversified Telecommunication Services — 0.3%
UnityMedia Hessen GmbH & Co. KG, Senior Facility B (1 mo. LIBOR + 2.250%)	4.530%	9/30/25	1,720,000	1,719,866	(j)(m)(n)
Media — 2.1%
American Media Inc., Term Loan (3 mo. LIBOR + 8.000%)	10.396%	11/15/18	1,530,000	1,507,050	(e)(j)(m)(n)
Charter Communications Operating LLC, Term Loan B (1 mo. LIBOR + 2.000%)	4.310%	4/30/25	7,859,384	7,869,208	(j)(m)(n)
Lamar Media Corp., Term Loan B (1 mo. LIBOR + 1.750%)	4.063%	3/14/25	3,383,000	3,394,276	(j)(m)(n)
Total Media				12,770,534
Total Communication Services				14,490,400
Consumer Discretionary — 9.0%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Term Loan B (3 mo. LIBOR + 2.250%)	4.540-4.740%	4/6/24	3,018,007	3,018,006	(j)(m)(n)
Diversified Consumer Services — 0.4%
Weight Watchers International Inc., Initial Term Loan (3 mo. LIBOR + 4.750%)	7.150%	11/29/24	2,107,875	2,124,544	(j)(m)(n)
Hotels, Restaurants & Leisure — 5.5%
Aramark Services Inc., Term Loan B3 (1 mo. LIBOR + 1.750%)	4.052%	3/11/25	11,245,668	11,266,754	(j)(m)(n)
Hilton Worldwide Finance LLC, Term Loan B2 (1 mo. LIBOR + 1.750%)	4.031%	10/25/23	14,453,504	14,481,602	(j)(m)(n)(o)
Las Vegas Sands LLC, Term Loan B (1 mo. LIBOR + 1.750%)	4.052%	3/27/25	2,976,877	2,970,280	(j)(m)(n)
Wyndham Hotels & Resorts Inc., Term Loan B (1 mo. LIBOR + 1.750%)	4.052%	5/30/25	4,640,000	4,644,060	(j)(m)(n)
Total Hotels, Restaurants & Leisure				33,362,696
Specialty Retail — 2.5%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.280%	3/11/22	13,671,000	11,628,895	(j)(m)(n)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.250%)	4.560%	7/5/24	3,031,694	3,012,746	(e)(j)(m)(n)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.540%	6/29/22	1,040,000	821,600	(e)(j)(m)(n)
Total Specialty Retail				15,463,241

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan (3 mo. LIBOR + 5.500%)	7.810%	10/31/20	546,338	$436,615	(j)(m)(n)
Total Consumer Discretionary				54,405,102
Financials — 0.5%
Diversified Financial Services — 0.5%
Travelport Finance (Luxembourg) SARL, Initial Term Loan (3 mo. LIBOR + 2.500%)	4.814%	3/17/25	2,765,107	2,765,279	(j)(m)(n)
Industrials — 3.7%
Air Freight & Logistics — 2.5%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	4.280%	1/15/25	12,987,350	12,968,415	(j)(m)(n)
Delos Finance SARL, Term Loan B (3 mo. LIBOR + 1.750%)	4.136%	10/6/23	2,000,000	2,005,358	(j)(m)(n)
Total Air Freight & Logistics				14,973,773
Building Products — 0.1%
Pisces Midco Inc., Initial Term Loan (3 mo. LIBOR + 3.750%)	6.175%	4/12/25	887,775	885,740	(j)(m)(n)
Professional Services — 0.6%
TransUnion LLC, 2017 Term Loan B3 (1 mo. LIBOR + 2.000%)	4.302%	4/9/23	3,465,000	3,464,134	(j)(m)(n)
Trading Companies & Distributors — 0.5%
Beacon Roofing Supply Inc., Term Loan B (1 mo. LIBOR + 2.250%)	4.527%	1/2/25	3,303,400	3,278,918	(j)(m)(n)
Total Industrials				22,602,565
Information Technology — 1.7%
IT Services — 0.9%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.000%)	4.287%	4/26/24	5,620,650	5,614,518	(j)(m)(n)
Technology Hardware, Storage & Peripherals — 0.8%
Western Digital Corp., New Term Loan B4 (1 mo. LIBOR + 1.750%)	4.044%	4/29/23	4,975,000	4,952,612	(j)(m)(n)
Total Information Technology				10,567,130
Materials — 1.2%
Containers & Packaging — 1.2%
Berry Global Inc., Term Loan Q (1 mo. LIBOR + 2.000%)	4.277%	10/1/22	7,044,004	7,049,505	(j)(m)(n)
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Iron Mountain Information Management LLC, Term Loan B (1 mo. LIBOR + 1.750%)	4.052%	1/2/26	3,980,000	3,933,565	(j)(m)(n)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.1%
Electric Utilities — 0.1%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.280%	2/7/23	857,592		$865,096	(f)(j)(m)(n)
Total Senior Loans (Cost — $117,938,228)					116,678,642
Sovereign Bonds — 14.6%
Argentina — 2.9%
Argentina Bonar Bonds, (Argentina BADLAR Private Deposit Rate + 2.500%)	50.477%	3/11/19	9,360,000	ARS	262,265	(j)
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	67.546%	6/21/20	70,470,000	ARS	2,228,317	(j)
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	10,570,000		8,165,325
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	5,000,000		4,487,550	(a)
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	2,980,000		2,343,800	(a)
Total Argentina					17,487,257
Brazil — 1.3%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	302,000	BRL	83,998
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/23	24,359,000	BRL	6,722,788
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	1,500,000		1,409,640
Total Brazil					8,216,426
Colombia — 0.5%
Colombia Government International Bond, Senior Notes	3.875%	4/25/27	3,500,000		3,336,375
Costa Rica — 0.3%
Costa Rica Government International Bond, Senior Notes	7.000%	4/4/44	2,000,000		1,660,780	(a)
Dominican Republic — 0.2%
Dominican Republic International Bond, Senior Notes	5.500%	1/27/25	1,500,000		1,483,500	(a)
Ecuador — 1.3%
Ecuador Government International Bond, Senior Notes	10.750%	3/28/22	2,120,000		2,191,550	(a)
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	5,960,000		5,565,150	(a)
Total Ecuador					7,756,700
Guatemala — 0.3%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	2,370,000		2,162,625	(a)
Honduras — 0.4%
Honduras Government International Bond, Senior Notes	6.250%	1/19/27	2,450,000		2,418,812	(a)
Hungary — 0.3%
Hungary Government International Bond, Senior Notes	5.750%	11/22/23	1,658,000		1,779,538
Indonesia — 2.9%
Indonesia Government International Bond, Senior Notes	4.125%	1/15/25	2,490,000		2,397,160	(a)
Indonesia Government International Bond, Senior Notes	3.850%	7/18/27	5,760,000		5,326,065	(a)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	11,120,000		$10,029,084
Total Indonesia					17,752,309
Ivory Coast — 0.1%
Ivory Coast Government International Bond, Senior Notes, Step Bond	5.750%	12/31/32	462,500		420,427	(a)
Mexico — 0.4%
Mexican Bonos, Bonds	6.500%	6/9/22	30,000,000	MXN	1,380,281
Mexico Government International Bond, Senior Notes	3.750%	1/11/28	1,000,000		922,760
Total Mexico					2,303,041
Nigeria — 0.2%
Nigeria Government International Bond, Senior Notes	7.143%	2/23/30	1,130,000		1,042,059	(c)
Russia — 1.5%
Russian Federal Bond — OFZ	7.750%	9/16/26	301,980,000	RUB	4,416,762
Russian Federal Bond — OFZ	7.050%	1/19/28	320,954,000	RUB	4,453,269
Total Russia					8,870,031
Turkey — 1.1%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	3,900,000		3,221,915
Turkey Government International Bond, Senior Notes	4.875%	10/9/26	3,875,000		3,286,767
Total Turkey					6,508,682
Ukraine — 0.3%
Ukraine Government International Bond, Senior Notes	7.750%	9/1/24	2,000,000		1,880,712	(a)
Uruguay — 0.4%
Uruguay Government International Bond, Senior Notes	9.875%	6/20/22	82,160,000	UYU	2,471,497	(c)
Venezuela — 0.2%
Venezuela Government International Bond, Senior Notes	7.750%	10/13/19	996,000		250,494	*(c)(h)
Venezuela Government International Bond, Senior Notes	8.250%	10/13/24	2,000,000		510,000	*(c)(h)
Venezuela Government International Bond, Senior Notes	9.375%	1/13/34	1,164,000		335,232	*(h)
Total Venezuela					1,095,726
Total Sovereign Bonds (Cost — $93,301,567)					88,646,497

			Shares
Common Stocks — 2.2%
Consumer Discretionary — 0.4%
Hotels, Restaurants & Leisure — 0.4%
Bossier Casino Venture Holdco Inc.			166,350		2,250,716	*(d)(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

Security			Shares	Value
Energy — 1.5%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc. (Escrow)			96,800	$116,428	*(d)(e)
KCAD Holdings I Ltd.			533,873,172	2,065,555	*(d)(e)
Total Energy Equipment & Services				2,181,983
Oil, Gas & Consumable Fuels — 1.2%
Berry Petroleum Corp.			370,182	5,055,413	*(d)(k)
Blue Ridge Mountain Resources Inc.			416,831	2,021,630	*(b)
MWO Holdings LLC			1,069	0	*(d)(e)
Total Oil, Gas & Consumable Fuels				7,077,043
Total Energy				9,259,026
Industrials — 0.1%
Marine — 0.1%
Tricer HoldCo, S.C.A.			104,256	280,449	*(d)(e)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC			56,930	1,337,855	*(d)(e)
Total Common Stocks (Cost — $25,157,251)				13,128,046

	Rate	Maturity Date	Face Amount†
U.S. Government & Agency Obligations — 1.9%
U.S. Government Obligations — 1.9%
U.S. Treasury Notes	1.625%	5/31/23	1,000,000	942,285	(p)
U.S. Treasury Notes	2.750%	8/31/23	4,000,000	3,959,922	(p)
U.S. Treasury Notes	2.875%	9/30/23	2,500,000	2,487,256
U.S. Treasury Notes	2.125%	3/31/24	4,200,000	4,015,266
Total U.S. Government & Agency Obligations (Cost — $11,407,614)				11,404,729

			Shares
Preferred Stocks — 1.1%
Financials — 1.0%
Banks — 0.8%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	8.401%		181,300	4,760,938	(j)
Diversified Financial Services — 0.2%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.890%		55,475	1,468,423	(b)(j)
Total Financials				6,229,361
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		50,039,916	500,399	(d)(e)(f)
Total Preferred Stocks (Cost — $9,326,222)				6,729,760

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.1%
Communication Services — 1.1%
Entertainment — 0.1%
Liberty Media Corp., Senior Notes	2.125%	3/31/48	510,000	$499,867	(a)(b)
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	1,150,000	1,074,025	(b)
Media — 0.8%
DISH Network Corp., Senior Notes	2.375%	3/15/24	5,940,000	5,006,101	(b)
Total Convertible Bonds & Notes (Cost — $6,675,817)				6,579,993
Total Investments before Short-Term Investments (Cost — $840,975,756)				845,073,489
Short-Term Investments — 1.6%
Repurchase Agreements — 1.2%
Deutsche Bank Securities Inc., repurchase agreement dated 10/31/18; Proceeds at maturity — $7,000,426; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market Value — $7,141,833 (Cost — $7,000,000)	2.190%	11/1/18	7,000,000	7,000,000

			Shares
Money Market Funds — 0.4%
Dreyfus Government Cash Management, Institutional Shares (Cost — $2,683,652)	2.057%		2,683,652	2,683,652
Total Short-Term Investments (Cost — $9,683,652)				9,683,652
Total Investments — 140.8% (Cost — $850,659,408)				854,757,141
Liabilities in Excess of Other Assets — (40.8)%				(247,721,637)
Total Net Assets — 100.0%				$607,035,504

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 5).

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(e)	Security is valued using significant unobservable inputs (Note 1).

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(g)	Value is less than $1.

(h)	The coupon payment on these securities is currently in default as of October 31, 2018.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

October 31, 2018

Western Asset High Income Fund II Inc.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(k)	Restricted security (Note 8).

(l)	The maturity principal is currently in default as of October 31, 2018.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	All or a portion of this loan is unfunded as of October 31, 2018. The interest rate for fully unfunded term loans is to be determined.

(p)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PIK	— Payment-In-Kind
RUB	— Russian Ruble
USD	— United States Dollar
UYU	— Uruguayan Peso

At October 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,342,963	BRL	12,660,000	Barclays Bank PLC	1/18/19	$(35,982)
USD	128,230	EUR	110,000	Citibank N.A	1/18/19	2,706
USD	228,583	EUR	195,658	Citibank N.A	1/18/19	5,312
USD	407,764	GBP	307,151	Citibank N.A	1/18/19	13,479
Total						$(14,485)

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Western Asset High Income Fund II Inc.

At October 31, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Deutsche Bank Securities Inc.	2.450%	10/17/2018	1/11/2019	$922,500	U.S. Government & Agency Obligations	$942,285
Deutsche Bank Securities Inc.	2.450%	10/22/2018	1/11/2019	3,865,000	U.S. Government & Agency Obligations	3,959,922
				$4,787,500		$4,902,207

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

October 31, 2018

Assets:
Investments, at value (Cost — $850,659,408)	$854,757,141
Foreign currency, at value (Cost — $320,482)	330,193
Receivable for securities sold	14,931,625
Interest receivable	12,735,892
Deposits with brokers for OTC derivatives	50,000
Unrealized appreciation on forward foreign currency contracts	21,497
Prepaid expenses	21,975
Total Assets	882,848,323

Liabilities:
Loan payable (Note 5)	246,500,000
Payable for securities purchased	19,433,611
Payable for open reverse repurchase agreements (Note 3)	4,787,500
Distributions payable	3,916,416
Investment management fee payable	588,674
Interest payable	252,930
Due to custodian	199,752
Unrealized depreciation on forward foreign currency contracts	35,982
Directors’ fees payable	11,031
Accrued expenses	86,923
Total Liabilities	275,812,819
Total Net Assets	$607,035,504

Net Assets:
Par value ($0.001 par value; 85,837,563 shares issued and outstanding; 100,000,000 shares authorized)	$85,838
Paid-in capital in excess of par value	762,899,898
Overdistributed net investment income	(5,932,255)
Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(154,123,436)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	4,105,459
Total Net Assets	$607,035,504

Shares Outstanding	85,837,563

Net Asset Value	$7.07

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended October 31, 2018

Investment Income:
Interest	$29,141,951
Dividends	381,315
Less: Foreign taxes withheld	(67,867)
Total Investment Income	29,455,399

Expenses:
Interest expense (Note 5)	3,512,477
Investment management fee (Note 2)	3,491,199
Directors’ fees	84,111
Transfer agent fees	64,466
Legal fees	41,926
Audit and tax fees	38,716
Stock exchange listing fees	22,271
Shareholder reports	18,634
Custody fees	7,627
Insurance	4,746
Miscellaneous expenses	10,750
Total Expenses	7,296,923
Net Investment Income	22,158,476

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(18,483,901)
Futures contracts	128,270
Forward foreign currency contracts	308,041
Foreign currency transactions	(278,883)
Net Realized Loss	(18,326,473)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,570,481)
Futures contracts	(152,041)
Forward foreign currency contracts	(166,632)
Foreign currencies	64,824
Change in Net Unrealized Appreciation (Depreciation)	(7,824,330)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(26,150,803)
Decrease in Net Assets From Operations	$(3,992,327)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended October 31, 2018 (unaudited) and the Year Ended April 30, 2018	October 31	April 30

Operations:
Net investment income	$22,158,476	$48,116,064
Net realized loss	(18,326,473)	(1,530,249)
Change in net unrealized appreciation (depreciation)	(7,824,330)	(30,956,293)
Increase (Decrease) in Net Assets From Operations	(3,992,327)	15,629,522

Distributions to Shareholders From (Note 1):
Net investment income	(23,527,794)	(49,234,034)
Return of capital	—	(634,897)
Decrease in Net Assets From Distributions to Shareholders	(23,527,794)	(49,868,931)

Fund Share Transactions:
Cost of shares repurchased (366,293 and 0 shares repurchased, respectively)	(2,281,418)	—
Decrease in Net Assets From Fund Share Transactions	(2,281,418)	—
Decrease in Net Assets	(29,801,539)	(34,239,409)

Net Assets:
Beginning of period	636,837,043	671,076,452
End of period*	$607,035,504	$636,837,043
*Includes overdistributed net investment income of:	$(5,932,255)	$(4,562,937)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(3,992,327)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(515,380,156)
Sales of portfolio securities	519,350,499
Net purchases, sales and maturities of short-term investments	2,527,296
Payment-in-kind	(299,934)
Net amortization of premium (accretion of discount)	(2,630,876)
Increase in receivable for securities sold	(5,662,928)
Increase in interest receivable	(743,730)
Decrease in prepaid expenses	18,022
Decrease in payable for securities purchased	(12,913,463)
Increase in investment management fee payable	11,649
Decrease in Directors’ fee payable	(872)
Increase in interest payable	78,440
Decrease in accrued expenses	(22,683)
Decrease in payable to broker — variation margin on open futures contracts	(14,500)
Net realized loss on investments	18,483,901
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	7,737,113
Net Cash Provided by Operating Activities*	6,545,451

Cash Flows From Financing Activities:
Distributions paid on common stock	(23,533,653)
Proceeds from loan facility borrowings	11,500,000
Increase in due to custodian	199,752
Increase in payable for reverse repurchase agreements	4,787,500
Payment for shares repurchased	(2,281,418)
Net Cash Used in Financing Activities	(9,327,819)
Net Decrease in Cash and Restricted Cash	(2,782,368)
Cash at beginning of period	3,162,561
Cash at end of period	$380,193

*	Included in operating expenses is cash of $3,434,037 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2018
Cash	$330,193
Restricted cash	50,000
Total cash and restricted cash shown in the Statement of Cash Flows	$380,193

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	25

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2018[1,2]	2018[1]	2017[1]	2016[1]	2015[1]	2014[1]

Net asset value, beginning of period	$7.39	$7.78	$7.12	$8.57	$9.47	$9.56

Income (loss) from operations:
Net investment income	(0.26)	0.56	0.66	0.73	0.79	0.85
Net realized and unrealized gain (loss)	(0.31)	(0.37)	0.69	(1.36)	(0.86)	(0.05)
Total income (loss) from operations	(0.05)	0.19	1.35	(0.63)	(0.07)	0.80

Less distributions from:
Net investment income	(0.27) [3]	(0.57)	(0.63)	(0.82)	(0.83)	(0.89)
Return of capital	—	(0.01)	(0.06)	—	—	—
Total distributions	(0.27)	(0.58)	(0.69)	(0.82)	(0.83)	(0.89)
Anti-dilutive impact of repurchase plan	0.00 [4,5]	—	—	—	—	—

Net asset value, end of period	$7.07	$7.39	$7.78	$7.12	$8.57	$9.47

Market price, end of period	$6.08	$6.55	$7.42	$6.90	$8.15	$9.39
Total return, based on NAV[6,7]	(0.67)%	2.41%	19.76%	(7.12)%	(0.65)%	8.89%
Total return, based on Market Price[8]	(3.13)%	(4.15)%	18.36%	(4.40)%	(4.54)%	1.30%

Net assets, end of period (millions)	$607	$637	$671	$614	$738	$816

Ratios to average net assets:
Gross expenses	2.31%[9]	1.97%	1.73%	1.59%	1.45%	1.45%
Net expenses	2.31 [9]	1.97	1.73	1.59	1.45	1.45
Net investment income	7.02 [9]	7.26	8.72	9.78	8.90	9.10

Portfolio turnover rate	60%	91%	77%	65%	41%	45%

Supplemental data:
Loan Outstanding, End of Period (000s)	$246,500	$235,000	$240,000	$240,000	$260,000	$255,000
Asset Coverage Ratio for Loan Outstanding[10]	346%	371%	380%	356%	384%	420%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	$3,463	$3,710	$3,796	$3,557	$3,840	$4,201 [11]
Weighted Average Loan (000s)	$239,337	$239,548	$240,000	$241,803	$251,712	$248,493
Weighted Average Interest Rate on Loan	2.91%	2.17%	1.41%	1.05%	0.91%	0.92%

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Amount represents less than $0.005 per share.

[5]	The repurchase plan was completed at an average repurchase price of $6.23 for 366,293 shares and $2,281,418 for the six months ended October 31, 2018.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Annualized.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[11]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

28	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$47,172,867	$2,839,349		$50,012,216
Energy	—	133,748,580	0	*	133,748,580
Health care	—	45,553,884	4,768,220		50,322,104
Industrials	—	39,927,705	3,579,726		43,507,431
Other corporate bonds & notes	—	324,315,491	—		324,315,491
Senior loans:
Communication services	—	12,983,350	1,507,050		14,490,400
Consumer discretionary	—	50,570,756	3,834,346		54,405,102
Other senior loans	—	47,783,140	—		47,783,140
Sovereign bonds	—	88,646,497	—		88,646,497
Common stocks:
Consumer discretionary	—	—	2,250,716		2,250,716
Energy	$2,021,630	5,055,413	2,181,983		9,259,026
Industrials	—	—	280,449		280,449
Utilities	—	—	1,337,855		1,337,855
U.S. government & agency obligations	—	11,404,729	—		11,404,729
Preferred stocks:
Financials	6,229,361	—	—		6,229,361
Industrials	—	—	500,399		500,399
Convertible bonds & notes	—	6,579,993	—		6,579,993
Total long-term investments	8,250,991	813,742,405	23,080,093		845,073,489
Short-term investments†:
Repurchase agreements	—	7,000,000	—		7,000,000
Money market funds	2,683,652	—	—		2,683,652
Total short-term investments	2,683,652	7,000,000	—		9,683,652
Total investments	$10,934,643	$820,742,405	$23,080,093		$854,757,141
Other financial instruments:
Forward foreign currency contracts	—	21,497	—		21,497
Total	$10,934,643	$820,763,902	$23,080,093		$854,778,638

30	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$35,982	—	$35,982

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of April 30, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$2,647,579		—	—	—	$191,770
Energy	0	*	—	—	—	—
Health care	4,756,840		$4,019	—	$7,361	—
Industrials	—		—	—	—	—
Senior loans:
Communication services	—		29,644	—	(22,950)	1,500,356
Consumer discretionary	2,786,165		(5,223)	$(203,645)	478,514	1,609,635
Energy	129,100		5	100	22,677	—
Common stocks:
Consumer discretionary	2,871,201		—	—	(620,485)	—
Energy	6,308,022		—	—	(2,007,555)	—
Industrials	426,407		—	—	(145,958)	—
Utilities	1,081,670		—	—	256,185	—
Preferred stocks:
Industrials	500,399		—	—	—	—
Total	$21,507,383		$28,445	$(203,545)	$(2,032,211)	$3,301,761

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of October 31, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at October 31, 2018[2]
Corporate bonds & notes:
Consumer discretionary	—	—	—	$2,839,349		—
Energy	—	—	—	0	*	—
Health care	—	—	—	4,768,220		$7,361
Industrials	—	$3,579,726	—	3,579,726		—

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3[4]	Balance as of October 31, 2018	Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at October 31, 2018[2]
Senior loans:
Communication services	—	—	—	$1,507,050	$(22,950)
Consumer discretionary	$(831,100)	—	—	3,834,346	478,514
Energy	(151,882)	—	—	—	—
Common stocks:
Consumer discretionary	—	—	—	2,250,716	(620,485)
Energy	(96,854)	—	$(2,021,630)	2,181,983	(852,934)
Industrials	—	—	—	280,449	(145,958)
Utilities	—	—	—	1,337,855	256,185
Preferred stocks:
Industrials	—	—	—	500,399	—
Total	$(1,079,836)	$3,579,726	$(2,021,630)	$23,080,093	$(900,267)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

32	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadvisor has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and

34	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

36	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

As of October 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $35,982. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties. As of October 31, 2018, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $50,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-US dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$485,027,726	$30,352,430
Sales	492,280,977	27,069,522

38	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

At October 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$850,659,408	$38,151,761	$(34,054,028)	$4,097,733
Forward foreign currency contracts	—	21,497	(35,982)	(14,485)

Transactions in reverse repurchase agreements for the Fund during the six months ended October 31, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$3,499,167	2.450%	$4,787,500

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rate on reverse repurchase agreements was 2.450% during the six months ended October 31, 2018. Interest expense incurred on reverse repurchase agreements totaled $3,635.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$21,497

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$35,982

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$128,270	—	$128,270
Forward foreign currency contracts	—	$308,041	308,041
Total	$128,270	$308,041	$436,311

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(152,041)	—	$(152,041)
Forward foreign currency contracts	—	$(166,632)	(166,632)
Total	$(152,041)	$(166,632)	$(318,673)

During the six months ended October 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$299,846
Forward foreign currency contracts (to buy)†	1,293,853
Forward foreign currency contracts (to sell)	5,301,116

†	At October 31, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Barclays Bank PLC	—	$(35,982)	$(35,982)	$35,982	—
Citibank N.A.	$21,497	—	21,497	—	$21,497
Total	$21,497	$(35,982)	$(14,485)	$35,982	$21,497

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over-collateralization.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any

40	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended October 31, 2018 was $3,508,595. For the six months ended October 31, 2018, the Fund had an average daily loan balance outstanding of $239,336,957 and the weighted average interest rate was 2.91%. At October 31, 2018, the Fund had $246,500,000 of borrowings outstanding.

6. Distributions subsequent to October 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/19/2018	11/1/2018	$0.0455
11/23/2018	12/3/2018	$0.0455
12/21/2018	12/31/2018	$0.0455
1/18/2019	2/1/2019	$0.0455
2/15/2019	3/1/2019	$0.0455

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

During the six months ended October 31, 2018, the Fund repurchased and retired 0.42% of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases was 13.35% for the six months ended October 31, 2018. Shares repurchased and the corresponding dollar amount are included in the Statement of Changes in Net Assets. The antidilutive impact of these share repurchases is included in the Financial Highlights.

Since the commencement of the stock repurchase program through October 31, 2018, the Fund repurchased 366,293 shares or 0.42% of its common shares outstanding for a total amount of $2,281,418.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Fair Value at 10/31/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Corp., Common Stock	370,182	7/18	$4,262,600	$5,055,413	(a)	$13.66	0.83%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$4,552,000	6/17	4,516,792	4,768,220		104.75	0.79
			$8,779,392	$9,823,633			1.62%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

9. Capital loss carryforward

As of April 30, 2018, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2019	$(2,458,757)

The amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $129,758,377, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncements

The Fund has made a change in accounting principle and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at discount; the discount continues to be amortized to maturity date. Upon evaluation, the Fund has concluded that the change in accounting principle does not materially impact the financial statement amounts.

The Fund has adopted the disclosure provisions on Financial Accounting Standards Board Accounting Standards Update 2016-18 (“ASU 2016-18”), Statement of Cash Flows (Topic 230) — Restricted Cash. ASU 2016-18 is effective for fiscal years, and interim periods within those fiscal years, beginning December 15, 2017. ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Prior to the issuance of ASU 2016-18, GAAP did not include specific guidance on the cash flow classification and presentation of changes in restricted cash or restricted cash equivalents. Upon evaluation, the Fund has concluded that ASU 2016-18 does not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

42	Western Asset High Income Fund II Inc. 2018 Semi-Annual Report

11. Subsequent event

Effective December 1, 2018, LMPFA implemented a voluntary investment management fee waiver of 0.025% that will continue until November 30, 2019.

Western Asset High Income Fund II Inc. 2018 Semi-Annual Report	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on September 28, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	60,346,229	15,125,598
Leslie H. Gelb	60,302,703	15,169,124
Riordan Roett	60,445,263	15,026,564

At October 31, 2018, in addition to Paolo M. Cucchi, Leslie H. Gelb and Riordan Roett, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

William R. Hutchinson

Eileen A. Kamerick

Jane Trust

44	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset High Income Fund II Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

46	Western Asset High Income Fund II Inc.

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Principal Financial Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment Manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and cred-itworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS0022 12/18 SR18-3482

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2018